UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2018

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55709	47-1685128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728

(Address of principal executive offices) (zip code)

646-762-4517

(Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

30 Wall Street, 8th Floor

New York, New York 10005

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE: Avalon GloboCare Corp. (the “Company”) is filing this Current Report on Form 8K/A (Amendment No. 2) (the “8K/A”) in order to amend its previously filed Current Report on Form 8K, as filed with the Securities and Exchange Commission on April 18, 2018 as amended April 26, 2018 (the “Initial 8K”), in order to update the closing status of the private placement initially disclosed in the Initial 8K. The 8K/A solely relates to the update of the private placement and the Company is not updating any other information pertaining to any other matter disclosed in the Initial 8K.

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities

Avalon GloboCare Corp. (the “Company”) entered into a Subscription Agreement with three accredited investors (the "April 2018 Accredited Investors") pursuant to which the April 2018 Accredited Investors agreed to purchase 2,940,000 shares of the Company’s common stock for a purchase price of $5,145,000. The closing occurred with respect to $3,500,000 on April 20, 2018 and with respect to $157,500 on April 26, 2018. In connection with this private offering, the Company is required to pay Boustead Securities, LLC (“Boustead”), a registered broker-dealer, a cash fee of equal to 7% of the gross proceeds received by the Company from such closing and issue Boustead warrants in the Company exercisable for a period of five years equal to 7% of the gross proceeds received by the Company from such closing, divisible by and exercisable at a strike price equal to 100% of the fair market value of the common stock for the Company as of the date of the closing.

The offer, sale and issuance of the above securities were made to accredited investors and the Company relied upon the exemptions contained in Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated there under with regard to the sale. No advertising or general solicitation was employed in offering the securities. The offer and sales were made to accredited investors and transfer of the common stock will be restricted by the Company in accordance with the requirements of the Securities Act of 1933, as amended.

The foregoing information is a summary of the agreements and governing documents described above described above, is not complete, and is qualified in its entirety by reference to the full text of the agreements and governing documents, which are attached as exhibits to this Current Report on Form 8-K.  Readers should review the complete documents for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Subscription Agreement by and between Avalon GloboCare Corp. and the April 2018 Accredited Investor (1)

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on April 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: May 1, 2018	By:	/s/ Luisa Ingargiola
Name: Luisa Ingargiola
Title: Chief Financial Officer